Exhibit 10.1
June 30, 2017
VIA EMAIL, FASCIMILE AND OVERNIGHT MAIL
SEACOR LB OFFSHORE (MI) LLC
SEACOR MARINE HOLDINGS INC.
FALCON GLOBAL LLC
FALCON DIAMOND LLC
FALCON PEARL LLC
c/o SEACOR Marine LLC
7910 Main St., 2nd Floor,
Houma, Louisiana 70360
Facsimile No.: 985 876 5444

with a copy to:

SEACOR HOLDINGS INC.
2200 Eller Drive
P.O. Box 13038
Ft. Lauderdale, FL 33316
Attn: Legal Department
Facsimile No.: 954-527-1772

Re: Credit Facility Agreement dated as of August 3, 2015, providing for a $80,500,000 Senior Secured Term Loan Facility to Falcon Global LLC, et al

Ladies and Gentlemen:
We refer to (i) that certain senior secured term loan agreement dated August 3, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among, inter alios, (1) Falcon Global LLC, Falcon Diamond LLC and Falcon Pearl LLC, as joint and several borrowers (each, a “Borrower” and collectively, the “Borrowers”), (2) DNB Bank ASA, New York Branch, as facility agent for the Creditors (in such capacity, the “Facility Agent”) and security trustee for the Creditors (in such capacity, the “Security Trustee”), (3) DNB Markets, Inc., Clifford Capital Pte. Ltd. and NIBC Bank N.V., as mandated lead arrangers, (4) DNB Markets, Inc., as book runner, and (5) the financial institutions identified on Schedule 1 to the Loan Agreement (together with any bank or financial institution which becomes a lender pursuant to Section 10 of the Loan Agreement), as lenders (the “Lenders”), as consented and agreed to by, inter alios, the Guarantors (as defined in the Loan Agreement), pursuant to which the Lenders made available to the Borrowers a senior secured term loan facility in the aggregate amount of up to Eighty Million Five Hundred Thousand Dollars ($80,500,000) for the purposes of providing pre- and post- Delivery Date part financing for the Vessels and (ii) that certain letter agreement dated as of April 28, 2017 (the “Letter Agreement”), entered into by the Facility Agent, the Security Trustee and the Lenders and consented and agreed to by, among others, the Borrowers. Terms used herein shall have the meaning set forth in the Loan Agreement unless otherwise defined.

Waiver letter under that certain August 3, 2015 Credit Facility Agreement
June 30, 2017

As reflected in the Letter Agreement, on Friday, March 17, 2017, the MONTCO Guarantor, along with one of its affiliates, filed a petition for voluntary bankruptcy under Chapter 11 of the Bankruptcy Code in United States Bankruptcy Court for the Southern District of Texas, which is being administered as Case No. 17-31646 (the “Bankruptcy Filing”), which resulted in the Specified Events of Default (as defined in the Letter Agreement).
As further reflected in the Letter Agreement, because an event of default has occurred under Indebtedness of the MONTCO Guarantor and such Indebtedness is in the aggregate of Ten Million Dollars ($10,000,000), Section 9.2(k) of the Loan Agreement requires the Borrowers to maintain not less than $10,000,000 in cash to be held in the Operating Account for so long as such event of default is continuing (the “Operating Account Minimum Liquidity Requirement”).
Pursuant to the Letter Agreement, the Creditors agreed to waive the Operating Account Minimum Liquidity Requirement from the date of the Bankruptcy Filing through and including June 30, 2017 (the “Temporary Liquidity Waiver”).
During discussions with the Creditors around June 15, 2017, the Borrowers and the SEACOR Guarantor requested that the Creditors (i) extend the Temporary Liquidity Waiver through and including December 31, 2017 (the “Extended Temporary Liquidity Waiver”), and (ii) waive compliance by the Borrowers (on a consolidated basis) with the financial covenants contained in Section 9.3(a) (Debt Service Coverage Ratio) and Section 9.3(c) (Maximum Leverage Ratio) (the “9.3 (a) and (c) Financial Covenants Compliance”) through and including December 31, 2017 (the “Temporary Financial Covenants Waiver”, and together with the Extended Temporary Liquidity Waiver, collectively, the “Waivers”).
By the execution of this letter agreement each of the Creditors agree, as of the Waiver Effective Date (as hereinafter defined), to each of the Waivers, and each such waiver is hereby granted subject to the satisfaction and effectiveness of each of the following conditions (collectively, the “Waiver Conditions Precedent”); provided, however, that it is understood, and by the Borrowers’, Seacor LB Offshore (MI) LLC’s and the SEACOR Guarantor’s execution of this letter agreement, they agree and accept, that the Waivers are specific to (i) the Operating Account Minimum Liquidity Requirement and (ii) the 9.3 (a) and (c) Financial Covenant Compliance, only, and only during the period between and including the Waiver Effective Date and December 31, 2017, and shall not be deemed to constitute a waiver of any other provisions of the Loan Agreement or for any other circumstance:

1.
Falcon Global and Seacor LB Offshore (MI) LLC shall enter into an amendment agreement in a manner satisfactory to the Lenders which shall amend that certain subordinated loan agreement dated April 28, 2017 in order to increase the amount available to Falcon Global under such working capital loan to $14,500,000 from $7,000,000 (the “Amended Working Capital Loan”);

2.
Falcon Global shall covenant (the “Working Capital Drawdown Covenants”), and by its signature to this letter agreement it hereby covenants, that it shall fully draw down the Amended Working Capital Loan prior to December 31, 2017, with such drawdowns to be made, subject to condition no. 4 below, at such times and in such amounts for Falcon Global to continue as a going concern and comply with the Section 9.3 (b) minimum liquidity covenant;

Waiver letter under that certain August 3, 2015 Credit Facility Agreement
June 30, 2017

3.
Seacor LB Offshore (MI) LLC shall amend that certain subordination agreement dated April 28, 2017 pursuant to an amendment agreement, entered into on such terms and conditions as approved by the Lenders in their sole and absolute discretion, in order for the Amended Working Capital Loan to be fully and unconditionally subordinated to the Lenders;

4.	a drawdown on the Amended Working Capital Loan shall have been made by Falcon Global in an amount of $4,000,000; and

5.	a work fee in the amount of $231,345.84.
In addition, by the execution of this letter agreement, each of the Creditors hereby agree that from the Waiver Effective Date through and including December 31, 2017, the definition of “Margin” is hereby (for that period only) deleted in its entirety and replaced with the following, otherwise to remain unamended: ““Margin” means 3.5%;”
Upon satisfaction of each of the Waiver Conditions Precedent the Facility Agent, on behalf of the Creditors, shall provide written notice of the effectiveness of the Waivers to the Borrowers, Seacor LB Offshore (MI) LLC and the SEACOR Guarantor (such date being the “Waiver Effective Date”).
Each of the Borrowers agrees, whether or not the Waivers become effective, on demand to pay, or reimburse the Facility Agent, the Security Trustee and the Lenders, all reasonable expenses related to this letter agreement in accordance with Section 13.2 of the Loan Agreement, including any expenses in preparation, negotiation, execution and administration of this letter agreement and the reasonable fees and disbursements of the Facility Agent’s, the Security Trustee’s and the Lenders’ counsel in connection therewith.
This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
This Letter Agreement is a Transaction Document and any breach of any term of this Letter Agreement, including of the Working Capital Drawdown Covenants, shall be an Event of Default.
This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Kindly indicate your acceptance and agreement with the foregoing by executing this letter agreement in the space indicated below.
[Signature page follows]

Very truly yours,
DNB BANK ASA, as Facility Agent, Security Trustee and Swap Bank

DNB BANK ASA, as Facility Agent, Security Trustee and Swap Bank
By:	/s/ PHILIPPE WULFERS
Name:	Philippe Wulfers
Title:	Vice President

By:	/s/ ANDREW J. SHOHET
Name:	Andrew J. Shohet
Title:	Vice President

DNB CAPITAL LLC, as lender
By:	/s/ PHILIPPE WULFERS
Name:	Philippe Wulfers
Title:	Vice President

By:	/s/ ANDREW J. SHOHET
Name:	Andrew J. Shohet
Title:	Vice President

CLIFFORD CAPITAL PTE. LYD., as lender
By:	/s/ PREMOD THOMAS
Name:	Premod Thomas
Title:	Head of Corporate Strategy

By:
Name:
Title:

NIBC BANK N.V., as lender and swap bank
By:	/s/ Y. MENNEN
Name:	Y. Mennen
Title:	Director - Oil & Gas

By:	/s/ SVEN DE VEIJ
Name:	Sven de Veij
Title:	Head of Oil & Gas Services

CONSENTED AND AGREED TO as of June 30, 2017.

FALCON GLOBAL LLC, as borrower
By:	/s/ JESUS LLORCA
Name:	Jesus Llorca
Title:	Vice President

FALCON PEARL LLC, as borrower
By:	/s/ JESUS LLORCA
Name:	Jesus Llorca
Title:	Vice President

FALCON DIAMOND LLC, as borrower
By:	/s/ JESUS LLORCA
Name:	Jesus Llorca
Title:	Vice President

SEACOR MARINE HOLDINGS INC., as a guarantor
By:	/s/ JESUS LLORCA
Name:	Jesus Llorca
Title:	Vice President

SEACOR LB OFFSHORE (MI) LLC, as a pledgor
By:	/s/ JESUS LLORCA
Name:	Jesus Llorca
Title:	Vice President